UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2021

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Large Cap Value Fund
(Institutional Class, Investor Class and Investor II Class)
Annual Report
December 31, 2021
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-advisers are Putnam Investment Management, LLC (“Putnam”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Fund Performance
For the twelve-month period ended December 31, 2021, the Fund (Investor Class shares) returned 25.98%, relative to a 25.16% return for the Russell 1000® Value Index, the Fund’s benchmark index.
Putnam Commentary
The start of the period marked a shift in the market towards more cyclical sectors as investors began to look past the COVID-19 crisis. They saw progress in combatting the pandemic, cases had declined, and economies began to open up. Inflation concerns mounted throughout 2021, and volatility remained elevated through the end of the year.
In this environment the portion of the Fund sub-advised by Putnam posted strong absolute performance and outperformed its benchmark index. Stock selection was notably strong during the period, particularly within health care, materials, industrials, information technology and consumer discretionary. Positions within communication services and real estate lagged.
Freeport-McMoRan was the largest contributor to relative outperformance. Freeport is the largest copper producer in the world and ranks among the largest gold miners in the publicly traded markets. Due to lack of substitutability, copper markets tend to be more tight than other base metals and supply constraints are a common feature. As the global economy has normalized from the COVID-induced recession, demand for copper has driven prices above pre-COVID levels on strong Asian demand and continued recovery in housing in the developed world (particularly in the U.S.). Other notable contributors included out-of-benchmark positions in Microsoft (information technology), BJ’s Wholesale Club (consumer staples) and overweights to ConocoPhillips (energy), Johnson Controls (industrials) and Bank of America (financials).
Our exposure to T-Mobile (communication services), Fidelity National Information Services (information technology), Southwest Airlines (industrials), Activision Blizzard (communication services) and Citigroup (financials) were among our top relative detractors.
Strategy & Outlook: The portfolio is a broadly diversified, large-cap equity strategy that seeks companies with underappreciated fundamentals and the income potential from growing dividends to pursue returns for investors. Our bottom-up, relative value approach to investing has not changed. Leveraging both fundamental and quantitative tools allow us to differentiate between cheap and undervalued. To do this, we assess the equity universe daily - across both growth and value styles. We combine a six-factor quantitative model with classic fundamental research. Defining relative value in this way keeps us on top of the changing market and brings us to places beyond traditional value.
Though rising inflation is top of mind for many investors, it is important to note that we don’t try to predict the direction, the timing, or the magnitude of macroeconomic factors. But we do seek to immunize the portfolio, to the extent reasonably possible, from external shocks such as inflation or rising and falling interest rates. A number of our real-time, proprietary tools provide us with portfolio risk snapshots, and our portfolios undergo regular stress tests. These tests help determine how a portfolio is expected to perform if subjected to certain market, macroeconomic, or event stresses.

There continues to be a lot of discussion around the shift in style leadership. However, it should be recognized that growth and value are not mutually exclusive. Regardless of where a stock begins in the style universe, the winners in a value portfolio are those that are underappreciated and undervalued. They are companies that are poised to exceed expectations for earnings and revenue growth, that are more disciplined in their capital expenditures, and that will return more capital to shareholders than anticipated. We remain focused on relative value - analyzing the valuation of companies compared with businesses in the same sector. We also seek to manage interest rate risk by maintaining a mix of holdings with varying interest rate sensitivity.
As stocks sold off sharply at the start of the pandemic and as they have rallied since - our relative value approach has not changed. Our goal, as always, is to prepare for a range of scenarios with a balanced structure for the portfolio. We plan to maintain a mix of cyclical and defensive holdings, investing in our best ideas with a focus on the fundamentals of the businesses.
By sector, we remain within +/-5% of benchmark weight. Currently the largest overweight relative to the benchmark index is to the materials and consumer discretionary sectors. Our largest absolute position is to financials (this is in line with the benchmark index) followed by health care, however we are modestly underweight these sectors at this time. Communication services and real estate sectors also remain below benchmark weight.
T. Rowe Price Commentary
Performance: The portion of the Fund sub-advised by T. Rowe Price posted positive results and outperformed its benchmark index for the twelve-month period ended December 31, 2021. Financials, information technology, and communication services were the largest contributors to relative results, while consumer discretionary and industrials and business services detracted the most.
Market Environment: The Russell 1000 Value Index posted a positive return during the twelve-month period ended December 31, 2021. Growth stocks outpaced value shares among large-caps, but value stocks generally performed better among mid- and small-caps.
Within the Russell 1000 Value Index, all the sectors posted positive returns. Energy, real estate, and financials were the top-performing sectors over the period.
Portfolio Review: Financials was the primary relative contributor for the period, due to strong stock selection. Shares of Wells Fargo ended higher after continued consumer credit resilience and the Federal Reserve greenlighting banks to resume returning capital to shareholders in the second half of the year. Despite shares being impacted by headlines in which the Office of the Comptroller of the Currency assessed a civil penalty against the company in relation to deficiencies in its lending loss mitigation program, the company delivered strong loan growth figures late in the period, lifting shares.
Stock choices such as Applied Materials in the information technology sector also aided relative performance. Applied Materials rose over the period as shares continued to benefit from cyclical strength within the industry and robust semiconductor demand over the year.
The communication services sector contributed to relative returns due to an underweight allocation.

Conversely, stock selection in the consumer discretionary sector detracted from relative performance. Shares of Las Vegas Sands finished lower following continued coronavirus-related travel restrictions imposed by the Macanese government. Shares were also pressured due to the potential for more restrictive concession terms in Macau.
The industrials and business services sector also hindered relative performance due to unfavorable stock choices. GE underperformed the broader sector for the period following a muted reaction to the company’s proposed plan to split into three separate companies late in the period. Additionally, with initial reports of the Omicron variant, there was growing concern within the market regarding the impact the variant would have on the aviation industry.
Outlook: Market concerns surrounding the coronavirus were met with an aggressive and coordinated fiscal and monetary policy response in recent periods. Moving forward, all eyes remain on the trajectory of both the virus and government policy. Given this duality, we expect a choppy market throughout 2022 with a focus on potential missteps by the Federal Reserve. While fundamentals are strong, the equity market is relatively expensive, particularly on the growth side. However, low bond yields mean that there are few alternatives to equities. Although markets are showing isolated signs of exuberance, the economic backdrop seems reasonable. For markets to continue their ascent, they will need to climb a wall of worry consisting of pandemic dynamics, inflation, and labor shortages. The intensity of each concern will likely have a strong bearing on equity market returns in 2022.
The views and opinions in this report were current as of December 31, 2021 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Note: Performance for the Investor II Class and Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2021 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)(b)
Institutional Class	26.47%	12.08%	10.57%
Investor Class	25.98%	11.69%	12.14%
Investor II Class	26.15%	N/A	16.68%
(a) Institutional Class inception date was May 1, 2015.
(b) Investor II Class inception date was October 25, 2019.
Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2021 (unaudited)
Sector	Percentage of Fund Investments
Financial	24.36%
Consumer, Non-cyclical	23.46
Industrial	10.71
Consumer, Cyclical	9.27
Technology	8.81
Utilities	6.89
Energy	5.78
Basic Materials	4.74
Communications	4.59
Government Money Market Mutual Funds	0.44
Short Term Investments	0.95
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/21)	(12/31/21)	(07/01/21 – 12/31/21)
Institutional Class
Actual	$1,000.00	$1,066.40	$3.13
Hypothetical (5% return before expenses)	$1,000.00	$1,022.20	$3.06
Investor Class
Actual	$1,000.00	$1,065.20	$5.00
Hypothetical (5% return before expenses)	$1,000.00	$1,020.40	$4.89
Investor II Class
Actual	$1,000.00	$1,065.60	$4.22
Hypothetical (5% return before expenses)	$1,000.00	$1,021.10	$4.13
* Expenses are equal to the Fund's annualized expense ratio of 0.60% for the Institutional Class, 0.96% for the Investor Class and 0.81% for the Investor II Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP VALUE FUND
Schedule of Investments
As of December 31, 2021
Shares		Fair Value
COMMON STOCK
Basic Materials — 4.72%
27,681	Akzo Nobel NV	$ 3,041,167
208,713	CF Industries Holdings Inc	14,772,706
24,961	DuPont de Nemours Inc	2,016,350
82,222	Eastman Chemical Co	9,941,462
394,609	Freeport-McMoRan Inc	16,467,034
60,597	International Flavors & Fragrances Inc	9,128,938
272,328	International Paper Co	12,793,969
58,521	PPG Industries Inc	10,091,361
9,200	RPM International Inc	929,200
6,954	Sherwin-Williams Co	2,448,921
702	Sylvamo Corp(a)	19,579
		81,650,687
Communications — 4.21%
98,363	AT&T Inc	2,419,730
19,528	Charter Communications Inc Class A(a)	12,731,670
82,818	Cisco Systems Inc	5,248,177
454,563	Comcast Corp Class A	22,878,156
132,831	Fox Corp Class B	4,552,118
403,328	News Corp Class A	8,998,248
51,400	T-Mobile US Inc(a)	5,961,372
21,560	Verizon Communications Inc	1,120,257
58,379	Walt Disney Co(a)	9,042,323
		72,952,051
Consumer, Cyclical — 8.74%
209,633	Aramark	7,724,976
154,266	BJ's Wholesale Club Holdings Inc(a)	10,331,194
297,038	General Motors Co(a)	17,415,338
68,461	Hilton Worldwide Holdings Inc(a)	10,679,231
99,447	Kohl's Corp(b)	4,911,687
145,570	Las Vegas Sands Corp(a)	5,479,255
251,261	Mattel Inc(a)	5,417,187
16,056	O'Reilly Automotive Inc(a)	11,339,229
42,988	PACCAR Inc	3,794,121
253,280	PulteGroup Inc	14,477,485
315,362	Southwest Airlines Co(a)	13,510,108
55,283	Target Corp	12,794,698
77,187	TJX Cos Inc	5,860,037
189,859	Walmart Inc	27,470,699
		151,205,245
Consumer, Non-Cyclical — 22.82%
250,740	AbbVie Inc	33,950,196
47,350	Altria Group Inc	2,243,916
79,420	Anthem Inc	36,805,944
283,277	AstraZeneca PLC Sponsored ADR	16,500,885
51,835	Becton Dickinson and Co	13,035,466
8,029	Biogen Inc(a)	1,926,318
74,346	Cardinal Health Inc	3,828,076
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
65,225	Centene Corp(a)	$ 5,374,540
36,549	Cigna Corp	8,392,747
77,304	Coca-Cola Co	4,577,170
257,716	Conagra Brands Inc	8,801,001
226,166	Corteva Inc	10,693,128
110,076	CVS Health Corp	11,355,440
27,929	Danaher Corp	9,188,920
22,242	Gilead Sciences Inc	1,614,992
44,066	GlaxoSmithKline PLC	959,316
151,351	Johnson & Johnson	25,891,616
274,153	Keurig Dr Pepper Inc	10,105,280
88,551	Kimberly-Clark Corp	12,655,709
61,741	McKesson Corp	15,346,960
100,475	Medtronic PLC	10,394,139
251,906	Merck & Co Inc	19,306,076
8,457	Mondelez International Inc Class A	560,784
194,807	Nielsen Holdings PLC	3,995,492
327	Organon & Co	9,957
57,443	PepsiCo Inc	9,978,423
184,015	Pfizer Inc	10,866,086
104,678	Philip Morris International Inc	9,944,410
81,779	Procter & Gamble Co	13,377,409
27,949	Regeneron Pharmaceuticals Inc(a)	17,650,352
125,417	Sanofi	12,584,828
45,796	Sanofi ADR	2,294,380
25,309	Thermo Fisher Scientific Inc	16,887,177
185,106	Tyson Foods Inc Class A	16,133,839
24,686	United Rentals Inc(a)	8,202,911
8,300	UnitedHealth Group Inc	4,167,762
41,445	Zimmer Biomet Holdings Inc	5,265,173
		394,866,818
Energy — 5.76%
11,726	Chevron Corp	1,376,046
214,833	ConocoPhillips	15,506,646
236,426	Enterprise Products Partners LP	5,191,915
136,531	EOG Resources Inc	12,128,049
249,613	Exxon Mobil Corp	15,273,819
29,494	Halliburton Co	674,528
7,479	Hess Corp	553,670
55,363	Occidental Petroleum Corp	1,604,973
496,818	Royal Dutch Shell PLC Class A	10,867,794
13,495	Targa Resources Corp	704,979
111,950	TC Energy Corp(b)	5,206,545
297,949	TotalEnergies SE	15,165,651
85,483	TotalEnergies SE Sponsored ADR	4,227,989
148,495	Valero Energy Corp	11,153,459
		99,636,063
Financial — 24.25%
533,053	American International Group Inc	30,309,394

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP VALUE FUND
Schedule of Investments
As of December 31, 2021
Shares		Fair Value
Financial — (continued)
29,895	American Tower Corp REIT	$ 8,744,287
115,500	Apollo Global Management Inc(b)	8,365,665
204,928	Assured Guaranty Ltd	10,287,386
249,921	AXA SA	7,438,457
811,901	Bank of America Corp	36,121,475
21,730	Bank of New York Mellon Corp	1,262,078
77,359	Boston Properties Inc REIT	8,910,210
48,334	Capital One Financial Corp	7,012,780
55,715	Charles Schwab Corp	4,685,631
83,634	Chubb Ltd	16,167,289
382,668	Citigroup Inc	23,109,320
24,768	Citizens Financial Group Inc	1,170,288
303,668	Equitable Holdings Inc	9,957,274
145,766	Equity Residential REIT	13,191,823
323,118	Fifth Third Bancorp	14,071,789
37,400	Franklin Resources Inc	1,252,526
223,237	Gaming and Leisure Properties Inc REIT	10,862,712
70,543	Goldman Sachs Group Inc	26,986,225
53,691	Hartford Financial Services Group Inc	3,706,827
553,904	Huntington Bancshares Inc	8,541,200
206,652	JPMorgan Chase & Co	32,723,344
197,096	KeyCorp	4,558,830
234,343	Loews Corp	13,535,652
7,587	Marsh & McLennan Cos Inc	1,318,772
239,454	MetLife Inc	14,963,480
83,564	Morgan Stanley	8,202,642
79,178	PNC Financial Services Group Inc	15,876,773
38,223	Radian Group Inc	807,652
15,945	Raymond James Financial Inc	1,600,878
162,735	Rayonier Inc REIT	6,567,985
181,808	State Street Corp	16,908,144
21,100	Vornado Realty Trust REIT	883,246
666,814	Wells Fargo & Co	31,993,736
33,812	Welltower Inc REIT	2,900,055
357,750	Weyerhaeuser Co REIT	14,732,145
		419,727,970
Industrial — 10.67%
9,243	3M Co	1,641,834
36,716	Boeing Co(a)	7,391,665
203,822	CRH PLC	10,790,330
60,780	Eaton Corp PLC	10,504,000
23,819	Flowserve Corp	728,861
241,807	General Electric Co	22,843,507
58,147	Honeywell International Inc	12,124,231
175,480	Johnson Controls International PLC	14,268,279
54,845	L3Harris Technologies Inc	11,695,148
50,673	Northrop Grumman Corp	19,613,998
166,269	Raytheon Technologies Corp	14,309,110
37,290	Siemens AG	6,458,726
8,475	Snap-on Inc	1,825,346
Shares		Fair Value
Industrial — (continued)
113,718	Stericycle Inc(a)	$ 6,782,142
16,956	TE Connectivity Ltd	2,735,681
52,244	Union Pacific Corp	13,161,831
101,466	United Parcel Service Inc Class B	21,748,222
194,860	Vontier Corp	5,988,048
		184,610,959
Technology — 8.78%
58,235	Applied Materials Inc	9,163,860
66,928	Citrix Systems Inc	6,330,719
91,036	Fidelity National Information Services Inc	9,936,579
32,745	Fiserv Inc(a)	3,398,604
138,641	Microsoft Corp	46,627,741
44,244	NXP Semiconductors NV	10,077,898
115,389	Oracle Corp	10,063,075
224,790	QUALCOMM Inc	41,107,347
80,742	Texas Instruments Inc	15,217,445
		151,923,268
Utilities — 6.36%
123,794	Ameren Corp	11,018,904
110,121	American Electric Power Co Inc	9,797,465
102,337	Dominion Energy Inc	8,039,595
21,094	Entergy Corp	2,376,239
257,863	Exelon Corp	14,894,167
50,118	NextEra Energy Inc	4,679,017
331,750	NiSource Inc	9,159,618
320,959	NRG Energy Inc	13,826,914
102,337	Sempra Energy	13,537,138
310,649	Southern Co	21,304,308
22,100	Xcel Energy Inc	1,496,170
		110,129,535
TOTAL COMMON STOCK — 96.31% (Cost $1,216,671,910)		$1,666,702,596
CONVERTIBLE PREFERRED STOCK
Communications — 0.36%
5,936	2020 Cash Mandatory Exchangeable Trust 5.25%(c)	6,189,527
Consumer, Non-Cyclical — 0.54%
57,059	Becton Dickinson and Co 6.00%(b)	2,986,468
3,645	Danaher Corp 5.00%(b)	6,369,637
		9,356,105

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP VALUE FUND
Schedule of Investments
As of December 31, 2021
Shares		Fair Value
Utilities — 0.49%
47,619	NextEra Energy Inc 5.28%	$ 2,730,474
22,760	NiSource Inc 7.75%	2,546,616
61,753	Southern Co 6.75%	3,300,698
		8,577,788
TOTAL CONVERTIBLE PREFERRED STOCK — 1.39% (Cost $20,204,799)		$ 24,123,420
PREFERRED STOCK
Consumer, Cyclical — 0.49%
42,276	Volkswagen AG	8,492,531
TOTAL PREFERRED STOCK — 0.49% (Cost $7,873,691)		$ 8,492,531
WARRANTS
Energy — 0.00%(d)
3,155	Occidental Petroleum Corp(a)	22,053
TOTAL WARRANTS — 0.00%(d) (Cost $0)		$ 22,053
GOVERNMENT MONEY MARKET MUTUAL FUNDS
1,454,000	BlackRock FedFund Institutional Class(e), 0.03%(f)	1,454,000
1,494,000	Federated Hermes Government Obligations Fund Premier Shares(e), 0.03%(f)	1,494,000
654,000	Fidelity® Investments Money Market Government Portfolio Institutional Class(e), 0.01%(f)	654,000
1,484,000	Goldman Sachs Financial Square Government Fund Institutional Class(e), 0.02%(f)	1,484,000
894,000	Invesco Government & Agency Portfolio Institutional Class(e), 0.03%(f)	894,000
894,000	JPMorgan U.S. Government Money Market Fund Capital Shares(e), 0.03%(f)	894,000
654,000	Morgan Stanley Institutional Liquidity Government Portfolio Institutional Class(e), 0.03%(f)	654,000
TOTAL GOVERNMENT MONEY MARKET MUTUAL FUNDS — 0.44% (Cost $7,528,000)		$ 7,528,000
Principal Amount		Fair Value
SHORT TERM INVESTMENTS
Repurchase Agreements — 0.95%
$5,055,835	Undivided interest of 11.44% in a repurchase agreement (principal amount/value $44,179,558 with a maturity value of $44,179,779) with Citigroup Global Markets Inc, 0.06%, dated 12/31/21 to be repurchased at $5,055,835 on 1/3/22 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 3.50%, 2/15/22 - 12/20/51, with a value of $45,063,151.(e)	$ 5,055,835
5,692,644	Undivided interest of 6.83% in a repurchase agreement (principal amount/value $83,389,448 with a maturity value of $83,389,795) with RBC Capital Markets Corp, 0.05%, dated 12/31/21 to be repurchased at $5,692,644 on 1/3/22 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.50%, 5/15/22 - 12/1/51, with a value of $85,057,237.(e)	5,692,644

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP VALUE FUND
Schedule of Investments
As of December 31, 2021
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$5,692,644	Undivided interest of 9.65% in a repurchase agreement (principal amount/value $59,020,628 with a maturity value of $59,020,874) with Bank of America Securities Inc, 0.05%, dated 12/31/21 to be repurchased at $5,692,644 on 1/3/22 collateralized by Federal National Mortgage Association securities, 1.00% - 5.00%, 9/1/28 - 1/1/61, with a value of $60,201,041.(e)	$ 5,692,644
TOTAL SHORT TERM INVESTMENTS — 0.95% (Cost $16,441,123)		$ 16,441,123
TOTAL INVESTMENTS — 99.58% (Cost $1,268,719,523)		$1,723,309,723
OTHER ASSETS & LIABILITIES, NET — 0.42%		$ 7,318,439
TOTAL NET ASSETS — 100.00%		$1,730,628,162
(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at December 31, 2021.
(c)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(d)	Represents less than 0.005% of net assets.
(e)	Collateral received for securities on loan.
(f)	Rate shown is the 7-day yield as of December 31, 2021.
ADR	American Depositary Receipt
LP	Limited Partnership
REIT	Real Estate Investment Trust
At December 31, 2021, the Fund held the following over-the-counter (OTC) forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BB	EUR	1,485,000	USD	1,687,527	March 16, 2022	$4,658
BB	USD	1,494,630	GBP	1,122,700	March 16, 2022	(23,588)
CIT	USD	4,081,703	EUR	3,592,000	March 16, 2022	(11,448)
CIT	USD	12,612,487	GBP	9,471,700	March 16, 2022	(196,017)
GS	USD	2,944,511	GBP	2,211,600	March 16, 2022	(46,218)
HSB	USD	10,713,251	EUR	9,427,600	March 16, 2022	(29,673)
HSB	USD	1,124,278	GBP	844,300	March 16, 2022	(17,462)
MS	EUR	463,100	USD	526,346	March 16, 2022	1,365
RBS	USD	1,113,427	GBP	836,300	March 16, 2022	(17,495)
SSB	USD	4,005,242	EUR	3,524,500	March 16, 2022	(10,991)
SSB	USD	3,853,211	GBP	2,893,700	March 16, 2022	(59,917)
UBS	GBP	2,754,500	USD	3,667,148	March 16, 2022	57,740
UBS	USD	5,121,024	EUR	4,506,000	March 16, 2022	(13,646)
WES	USD	1,084,056	EUR	953,800	March 16, 2022	(2,817)
WES	USD	1,107,346	GBP	831,600	March 16, 2022	(17,220)
					Net Depreciation	$(382,729)
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP VALUE FUND
Schedule of Investments
As of December 31, 2021
Counterparty Abbreviations:
BB	Barclays Bank PLC
CIT	Citigroup Global Markets
GS	Goldman Sachs
HSB	HSBC Bank USA
MS	Morgan Stanley & Co LLC
RBS	Royal Bank of Scotland
SSB	State Street Bank
UBS	UBS AG
WES	Westpac Banking
Currency Abbreviations
EUR	Euro Dollar
GBP	British Pound
USD	U.S. Dollar
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2021
Great-West Large Cap Value Fund
ASSETS:
Investments in securities, fair value (including $23,288,467 of securities on loan)(a)	$1,706,868,600
Repurchase agreements, fair value(b)	16,441,123
Cash	32,610,079
Dividends receivable	2,096,472
Subscriptions receivable	2,244,154
Receivable for investments sold	4,499,245
Unrealized appreciation on forward foreign currency contracts	63,763
Total Assets	1,764,823,436
LIABILITIES:
Payable for director fees	3,085
Payable for investments purchased	2,685,070
Payable for other accrued fees	81,354
Payable for shareholder services fees	152,865
Payable to investment adviser	828,080
Payable upon return of securities loaned	23,969,123
Redemptions payable	6,029,205
Unrealized depreciation on forward foreign currency contracts	446,492
Total Liabilities	34,195,274
NET ASSETS	$1,730,628,162
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$17,432,731
Paid-in capital in excess of par	1,248,817,722
Undistributed/accumulated earnings	464,377,709
NET ASSETS	$1,730,628,162
NET ASSETS BY CLASS
Investor Class	$376,625,012
Institutional Class	$1,175,841,630
Investor II Class	$178,161,520
CAPITAL STOCK:
Authorized
Investor Class	80,000,000
Institutional Class	500,000,000
Investor II Class	55,000,000
Issued and Outstanding
Investor Class	13,946,857
Institutional Class	145,699,317
Investor II Class	14,681,136
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$27.00
Institutional Class	$8.07
Investor II Class	$12.14
(a) Cost of investments	$1,252,278,400
(b) Cost of repurchase agreements	$16,441,123
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2021
Great-West Large Cap Value Fund
INVESTMENT INCOME:
Interest	$27,109
Income from securities lending	81,443
Dividends	33,677,326
Foreign withholding tax	(438,958)
Total Income	33,346,920
EXPENSES:
Management fees	8,974,531
Shareholder services fees – Investor Class	663,042
Shareholder services fees – Investor II Class	610,530
Audit and tax fees	40,119
Custodian fees	44,338
Director's fees	17,642
Legal fees	10,361
Pricing fees	1,079
Registration fees	77,718
Shareholder report fees	12,644
Transfer agent fees	11,339
Other fees	4,847
Total Expenses	10,468,190
Less amount reimbursed by investment adviser - Investor II Class	261,810
Less amount waived by investment adviser	61,237
Net Expenses	10,145,143
NET INVESTMENT INCOME	23,201,777
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments and foreign currency transactions	124,838,810
Net realized gain on forward foreign currency contracts	2,327,991
Net Realized Gain	127,166,801
Net change in unrealized appreciation on investments and foreign currency translations	184,527,828
Net change in unrealized depreciation on forward foreign currency contracts	(158,032)
Net Change in Unrealized Appreciation	184,369,796
Net Realized and Unrealized Gain	311,536,597
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$334,738,374
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2021 and December 31, 2020
Great-West Large Cap Value Fund	2021	2020
OPERATIONS:
Net investment income	$23,201,777	$25,563,391
Net realized gain	127,166,801	56,003,352
Net change in unrealized appreciation (depreciation)	184,369,796	(7,271,809)
Net Increase in Net Assets Resulting from Operations	334,738,374	74,294,934
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(9,877,944)	(741,360)
Institutional Class	(121,858,057)	(76,456,976)
Investor II Class	(11,567,899)	(7,022,057)
From Net Investment Income and Net Realized Gains	(143,303,900)	(84,220,393)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	344,195,914	9,750,084
Institutional Class	187,290,897	183,175,579
Investor II Class	42,830,238	37,307,628
Shares issued in reinvestment of distributions
Investor Class	9,877,944	741,360
Institutional Class	121,858,057	76,456,976
Investor II Class	11,567,899	7,022,057
Shares redeemed
Investor Class	(41,980,987)	(14,169,954)
Institutional Class	(337,100,771)	(306,036,392)
Investor II Class	(57,895,939)	(54,938,648)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	280,643,252	(60,691,310)
Total Increase (Decrease) in Net Assets	472,077,726	(70,616,769)
NET ASSETS:
Beginning of year	1,258,550,436	1,329,167,205
End of year	$1,730,628,162	$1,258,550,436
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	13,202,750	562,503
Institutional Class	22,680,026	31,545,560
Investor II Class	3,590,166	4,145,117
Shares issued in reinvestment of distributions
Investor Class	366,011	34,987
Institutional Class	14,971,807	11,282,797
Investor II Class	950,911	717,430
Shares redeemed
Investor Class	(1,606,254)	(717,065)
Institutional Class	(41,255,853)	(45,224,935)
Investor II Class	(4,853,241)	(5,912,127)
Net Increase (Decrease)	8,046,323	(3,565,733)
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP VALUE FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2021	$22.06	0.32	5.39	5.71	(0.09)	(0.68)	(0.77)	$27.00	25.98%
12/31/2020	$21.65	0.36	0.42	0.78	(0.01)	(0.36)	(0.37)	$22.06	3.71%
12/31/2019	$17.97	0.44	4.27	4.71	(0.18)	(0.85)	(1.03)	$21.65	26.53%
12/31/2018	$21.13	0.44	(2.43)	(1.99)	(0.06)	(1.11)	(1.17)	$17.97	(9.52%)
12/31/2017	$19.16	0.40	2.69	3.09	(0.18)	(0.94)	(1.12)	$21.13	16.22%
Institutional Class
12/31/2021	$ 7.10	0.13	1.74	1.87	(0.22)	(0.68)	(0.90)	$ 8.07	26.47%
12/31/2020	$ 7.36	0.14	0.12	0.26	(0.16)	(0.36)	(0.52)	$ 7.10	4.05%
12/31/2019	$ 6.77	0.19	1.57	1.76	(0.32)	(0.85)	(1.17)	$ 7.36	26.92%
12/31/2018	$ 8.93	0.22	(1.01)	(0.79)	(0.26)	(1.11)	(1.37)	$ 6.77	(9.15%)
12/31/2017	$ 8.80	0.22	1.21	1.43	(0.36)	(0.94)	(1.30)	$ 8.93	16.56%
Investor II Class
12/31/2021	$10.28	0.17	2.51	2.68	(0.14)	(0.68)	(0.82)	$12.14	26.15%
12/31/2020	$10.38	0.19	0.18	0.37	(0.11)	(0.36)	(0.47)	$10.28	3.89%
12/31/2019 (d)	$10.00	0.05	0.63	0.68	(0.06)	(0.24)	(0.30)	$10.38	6.85% (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Investor Class
12/31/2021	$ 376,625	0.99%	0.96%	1.22%	28%
12/31/2020	$ 43,774	1.05%	0.96%	1.87%	33%
12/31/2019	$ 45,553	0.87%	0.83%	2.19%	28%
12/31/2018	$ 206,479	0.85%	0.82%	2.09%	22%
12/31/2017	$ 277,957	0.85%	0.83%	1.97%	25%
Institutional Class
12/31/2021	$1,175,842	0.60%	0.60%	1.61%	28%
12/31/2020	$1,060,676	0.62%	0.61%	2.22%	33%
12/31/2019	$1,117,066	0.52%	0.51%	2.50%	28%
12/31/2018	$ 502,097	0.48%	0.47%	2.46%	22%
12/31/2017	$ 605,736	0.49%	0.47%	2.34%	25%
Investor II Class
12/31/2021	$ 178,162	0.96%	0.81%	1.39%	28%
12/31/2020	$ 154,100	0.99%	0.81%	2.02%	33%
12/31/2019 (d)	$ 166,549	1.04% (g)	0.84% (g)	2.37% (g)	28%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Investor II Class inception date was October 25, 2019.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP VALUE FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of forty-six funds. Interests in the Great-West Large Cap Value Fund (the Fund) are included herein.
The investment objective of the Fund is to seek capital growth and current income. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers three share classes, referred to as Investor Class, Investor II Class and Institutional Class. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has affected the worldwide economy, the financial health of individual companies and the market in general. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Annual Report - December 31, 2021

For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Investments in shares of the underlying mutual funds are valued at the net asset value as reported by the underlying mutual fund, which may be obtained from pricing services or other pricing sources.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Convertible Preferred Stock, Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Warrants	Exchange traded close price, bids and evaluated bids.
Government Money Market Mutual Funds	Net asset value of underlying mutual fund.
Short Term Investments	Maturity date, credit quality and interest rates.
Forward Foreign Currency Contracts	Foreign currency spot and forward rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.

Annual Report - December 31, 2021

As of December 31, 2021, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock	$ 1,599,396,327	$ 67,306,269	$ —	$ 1,666,702,596
Convertible Preferred Stock	9,175,995	14,947,425	—	24,123,420
Preferred Stock	—	8,492,531	—	8,492,531
Warrants	—	22,053	—	22,053
Government Money Market Mutual Funds	7,528,000	—	—	7,528,000
Short Term Investments	—	16,441,123	—	16,441,123
Total investments, at fair value:	1,616,100,322	107,209,401	0	1,723,309,723
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	63,763	—	63,763
Total Assets	$ 1,616,100,322	$ 107,273,164	$ 0	$ 1,723,373,486
Liabilities
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	(446,492)	—	(446,492)
Total Liabilities	$ 0	$ (446,492)	$ 0	$ (446,492)
(a)	Forward Foreign Currency Contracts are reported at the security’s unrealized appreciation/(depreciation), which represents the change in the contract’s value from trade date
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.

Annual Report - December 31, 2021

Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	2021	2020
Ordinary income	$32,574,744	$25,250,036
Long-term capital gain	110,729,156	58,970,357
	$143,303,900	$84,220,393
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, adjustments to the accounting treatment of partnerships, adjustments for real estate investment trusts and foreign currency reclassifications.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$2,197,323
Undistributed long-term capital gains	16,798,275
Capital loss carryforwards	—
Post-October losses	(1,339,056)
Net unrealized appreciation	446,721,167
Tax composition of capital	$464,377,709
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$—	$(1,339,056)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2021 were as follows:
Federal tax cost of investments	$1,276,205,827
Gross unrealized appreciation on investments	479,324,062
Gross unrealized depreciation on investments	(32,602,895)
Net unrealized appreciation on investments	$446,721,167

Annual Report - December 31, 2021

2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties.These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements, if any, at pre-arranged exposure levels. Collateral or margin requirements, if any, are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.
Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements (if any), events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.
Forward Foreign Currency Contracts
The Fund enters into OTC forward foreign currency contracts (forward contracts) primarily to capture potential returns from changes in currency exchange rates or to reduce the risk of undesired currency exposure. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.
Forward contracts are reported in a table following the Schedule of Investments. The unrealized appreciation or depreciation is reported on the Statement of Assets and Liabilities and on the Statement of Operations within the net change in unrealized appreciation or depreciation. Upon the closing of such contract the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars is recorded as net realized gain or loss on the Statement of Operations. The Fund held an average foreign currency contracts amount of $63,502,554 in forward contracts for the reporting period.
Derivative Financial Instruments Categorized by Risk Exposure
Valuation of derivative investments as of December 31, 2021 is as follows:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts (forwards)	Unrealized appreciation on forward foreign currency contracts	$63,763	Unrealized depreciation on forward foreign currency contracts	$(446,492)

Annual Report - December 31, 2021

The effect of derivative investments for the year ended December 31, 2021 is as follows:
	Realized Gain or (Loss)		Change in Unrealized Appreciation or (Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Foreign exchange contracts (forwards)	Net realized gain on forward foreign currency contracts	$2,327,991	Net change in unrealized depreciation on forward foreign currency contracts	$(158,032)
3.  OFFSETTING ASSETS AND LIABILITIES
The Fund enters into derivative transactions with several approved counterparties. Certain transactions are effected under agreements which include master netting arrangements which provide for the netting of payment obligations and/or netting in situations of counterparty default. The following table summarizes the Fund's financial investments that are subject to an enforceable master netting arrangement at December 31, 2021.
Investments:	Gross Amount Presented in the Statement of Assets and Liabilities (a)	Financial Investments Available for Offset	Financial Investments Collateral Received	Cash Collateral Pledged (Received)	Net Amount
Derivative Assets (forward contracts)	$ 63,763	$(18,304)	$—	$—	$ 45,459
Derivative Liabilities (forward contracts)	$(446,492)	$ 18,304	$—	$—	$(428,188)
(a) OTC derivatives are reported gross on the Statement of Assets and Liabilities.

4.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds entered into an investment advisory agreement with Great-West Capital Management, LLC (GWCM) (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.61% of the Fund’s average daily net assets up to $1 billion dollars, 0.56% of the Fund's average daily net assets over $1 billion dollars and 0.51% of the Fund's average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.61% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder services fees and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on April 30, 2022 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser contractually agreed to permanently reimburse expenses and/or pay the Fund if expenses of the Investor II Class exceed 0.81% of the Class's average daily net assets ("Expense Cap"). Under the terms of the expense limitation agreement, the Expense Cap survives the termination of the expense limitation agreement. It may be terminated only upon termination of the Fund’s advisory agreement with GWCM or by the Board of Great-West Funds. The amount reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2021, the amounts subject to recoupment were as follows:
Expires December 31, 2022	Expires December 31, 2023	Expires December 31, 2024	Recoupment of Past Reimbursed Fees by the Adviser
$138,816	$128,432	$61,237	$0

Annual Report - December 31, 2021

The Adviser and Great-West Funds entered into as sub-advisory agreement with Putnam Investment Management, LLC (Putnam), an affiliate of the Adviser and GWL&A, and T. Rowe Price Associates, Inc. The Adviser is responsible for compensating the Sub-Adviser for its services.
The Adviser is responsible for compensating Putnam, which receives monthly compensation for its services at the annual rate of and 0.40% of the average daily net asset value on the first $100 million of assets, 0.35% on the next $150 million of assets, and 0.25% on all assets over $250 million on the portion of the Fund Putnam manages.
Great-West Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds.  The total compensation paid to the independent directors with respect to all forty-six funds for which they serve as directors was $1,071,000 for the fiscal year ended December 31, 2021.
5.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $549,073,159 and $408,232,462, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
6.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2021, the Fund had securities on loan valued at $23,288,467 and received collateral as reported on the Statement of Assets and Liabilities of $23,969,123 for such loan which was invested in Repurchase Agreements collateralized by U.S. Government or U.S. Government Agency securities and Government Money Market Mutual Funds. The Repurchase Agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. The following table summarizes the cash collateral liability under the securities lending agreement by class of securities loaned as of December 31, 2021. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
Security lending transactions	Total (a)
Common Stocks	$16,289,052
Convertible Preferred Stock	7,680,071
Total secured borrowings	$23,969,123
(a)	The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

Annual Report - December 31, 2021

7.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
8.  LEGAL PROCEEDINGS
The Fund is a named defendant in a lawsuit assigned to a litigation trustee, which seeks to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout (LBO) of Tribune, including those made in connection with a 2007 tender offer in which the Fund participated. The claims against the Fund were dismissed by the district court and that dismissal was affirmed by the Second Circuit Court of Appeals. The Fund was named, also, as a defendant or included in a class of defendants in parallel litigation, which was dismissed by the district court. The dismissal was affirmed by the Second Circuit Court of Appeals and the Supreme Court denied certiorari.
Management cannot predict the outcome of the trustee action. The trustee action alleges no misconduct by Great-West Funds or the Fund, and Great-West Funds and the Fund intend to vigorously defend themselves in the lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Fund, the payment of such judgments or settlements could have an adverse effect on the Fund’s net asset value. The value of the proceeds received by the Fund in connection with the leveraged buyout is approximately $14,059,000.
9.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2021, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Large Cap Value Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2022
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2021, 0% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 78	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	46	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 58	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	46	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 62	Independent Director	Since 2017	Director, Colorado State Housing Board; Regional Center Task Force; and former Director, Grand Junction Housing Authority; Counseling and Education Center	46	N/A
Steven A. Lake***** 8515 East Orchard Road, Greenwood Village, CO 80111 67	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	46	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 78	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	46	N/A
Interested Director******
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President & Chief Executive Officer and Manager, GWCM; formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC ("AAG")	46	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	46	N/A
Katherine L. Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 65	Chief Compliance Officer	Since 2016	Chief Compliance Officer, GWCM and AAG	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 47	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Deputy General Counsel, Corporate & Investments, Empower; Secretary, Audit Committee, Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”); Vice President, Counsel & Secretary, GWCM; formerly, Vice President & Counsel, Great-West Funds; Vice President, Counsel & Secretary, AAG & GWFS	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 46	Treasurer	Since 2021	Assistant Vice President, Fund Administration, Empower; Treasurer, GWCM; Assistant Vice President & Treasurer, Great-West Trust Company, LLC (“GWTC”); formerly, Assistant Treasurer Great-West Funds & GWTC	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 35	Senior Counsel & Assistant Secretary	Since 2019	Assistant General Counsel, Corporate & Investments, Empower; Senior Counsel & Assistant Secretary, GWCM, GWFS and GWTC; Senior Counsel & Secretary, AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 54	Assistant Treasurer	Since 2007	Assistant Vice President, Investment Operations, Empower; Assistant Treasurer, GWCM; Assistant Vice President and Assistant Treasurer, GWTC	N/A	N/A
Robert T. Kelly 8515 East Orchard Road, Greenwood Village, CO 80111 52	Assistant Treasurer	Since 2021	Assistant Vice President, Fund Financial Reporting & Tax, Empower; Assistant Treasurer, GWCM	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) is referred to as an “Independent Director.”

** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2022. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds and a Sub-Adviser of the Great-West Core Bond Fund. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Great-West Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Lake has personal investments in a mutual fund sub-advised by T. Rowe Price Associates, Inc., a Sub-Adviser of the Great-West Large Cap Value Fund and the Sub-Adviser of the Great-West T. Rowe Price Mid Cap Growth Fund. Mr. Lake receives no special treatment due to his ownership of such mutual fund.
****** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at https://greatwestinvestments.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Great-West Funds’ Forms N-PORT is available on the Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Funds' Liquidity Risk Management Program
The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its cash holdings and access to other funding sources. The Funds’ Board of Directors approved the designation of the GWCM Liquidity Risk Management Committee as the administrator of the liquidity risk management program. The Liquidity Risk Management Committee includes representatives from the Adviser’s Risk, Trading, Investment Valuation, and Regulatory Compliance departments and is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding, among other things, the program’s operation, adequacy and effectiveness. The Liquidity Risk Management Committee reassessed each Fund’s liquidity risk profile, considering additional data gathered through March 31, 2021 and the adequacy and effectiveness of the liquidity risk management program’s operations since March 31, 2020 (the “covered period”) in order to prepare a written report to the Board of Directors for review at its meeting held on June 10, 2021. The report stated that:
(i) the program performed well during the covered period and meets the needs and profile of the Funds,
(ii) the Funds benefit from the stability of their shareholder base,
(iii) the selection of two vendors to supply liquidity measurement products has proven to be extremely helpful,
(iv) no changes were proposed to the program as of the date of the report, and
(v) no Fund approached the internal triggers set by the Liquidity Risk Management Committee or the regulatory percentage limitation (15%) on holdings in illiquid investments.
The report also stated that it continues to be appropriate to not set a “highly liquid investment minimum” for any Funds because the Funds primarily hold “highly liquid investments” and reviewed the changes to the program since inception.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,026,559 for fiscal year 2020 and $996,300 for fiscal year 2021.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2020 and $40,000 for fiscal year 2021. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2020 and $0 for fiscal year 2021.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2020 equaled $2,132,450 and for fiscal year 2021 equaled $2,255,405.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2022
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2022
By:	/s/ Kelly B. New

Kelly B. New
Treasurer
Date:February 23, 2022